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Diamond Foods, Inc. Marketing Presentation

Important Information Forward-Looking Statements This material contains forward-looking statements, including forecasts of growth, long- term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to intergrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances after that date.

Our Four Product Lines Distribution across multiple channels to diverse customers Product Line TTM (10/06) Net Sales Brand Point of Sale Representative Consumer Culinary $201 Grocery store baking and produce aisles Mass merchandisers Club stores Value fresh, easy-to-use, high quality products Snack $47 Emerald and Harmony brands in the snack and produce aisles Grocery, Drug, Mass Merchandisers, Club and Convenience stores Alternative Channels Consumers looking for convenient snacks that provide natural energy Inshell $79 Grocery store produce sections Mass Merchandisers, Club stores Primarily sold during winter holiday season Ingredient & Foodservice $140 Ingredient and food service customers Food processors, restaurants, bakeries and food service operators

Diamond is the leading retail brand of culinary and inshell nuts Strong Brand Recognition Focused Diamond brand Generates customer loyalty 86% consumer awareness Allows for premium pricing Connecting with consumers Targeted TV advertising Innovative packaging Effective in-store merchandising Commitment to Quality Share of U.S. Culinary and inshell Nuts Diamond Private Label/ No Brand Planters Sanfilippo Azar East 0.361 0.245 0.081 0.03 0.004 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Source: IRI InfoScan 52 weeks ending December 31, 2006.

Building Upon Our Brand Heritage

Regular Snackers Nut Users 43.4m Regular Nut Users 52.3m Demographic Age 45+ Regular Snackers 153.8m Demographic Age 18+ Emerald Opportunity The Current Snack Universe Consumers need a snack nut that expands category consumption

Successful Record in Product Innovation Patented glazing techniques Only shelf-stable glazed product on market Emerald product line consists of 23 unique products Exciting new flavors Over 100 SKUs Expanded snack product range Gain greater shelf space Increase market share Patented glazing techniques allow us to produce appealing flavors that are unique within the snack aisle

Increased Snack Nut Sales Planters Private Label/ NoBrand Emerald All Other East 31.8 26.2 3.8 37.8 West 0 0 14.1 0 North 45.9 46.9 45 43.9 Share of Snack Nut Category Source: IRI data 52 weeks ending December 31, 2006. Tree Nut Segment Share 5.0% 27.4% 37.8% Total Share 3.7% Diamond's Snack Sales ($ in mm) *includes Harmony 2001 2002 2003 2004 2005 2006 TTM (10/06) East 1 2 3 7 22 41 49 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $1 $2 $3 $7 $22 $41* 31.1% $47*

Building a Consumer Snack Power Emerald's launch has been supported by an innovative marketing campaign combining television, print, website and in-store components

Long-Term Financial Targets North American Retail Sales grew nearly 20% per year from 2002 to 2006

Snack Category Research Source: NPD

Snack Overview Nuts Category - Share of Snack Food Universe % of Eatings* 2005 North America Snack Sales $** 1st Qtr Total Snack Food 100 Total Nuts 3.7 * Source: NPD 6/'06 ** Source: Euromonitor - 6/'06 Segment $ Billion Chips/Crisps 11.2 Nutritional Bars 4.0 Popcorn 3.2 Nuts 2.8 Pretzels 1.2 Nuts 3.7%

Total Salty Snacks Total Nuts Total Walnuts 25-34 Years Old 91 72 43 35-44 Years Old 96 93 70 45-54 Years Old 94 121 123 55-64 Years Old 100 174 172 65+ Years Old 96 202 312 Nut Consumers Skew Older Consumption Of Nut Types by Adults Index to Sample Individuals: Eatings Walnuts

Total Salty Snacks Total Nuts Planter's Emerald Diamond 25-34 Years Old 91 72 72 133 67 35-44 Years Old 96 93 89 126 77 45-54 Years Old 94 121 126 140 118 55-64 Years Old 100 174 174 156 164 65+ Years Old 96 202 185 110 267 Emerald: Attracting Younger Consumers Consumption of Nut Brands by Adults Index to Sample Individuals: Eatings* Diamond Emerald

Total Salty Snacks Total Nuts Like the taste 54.5 58.5 It was simple and easy to eat 34.9 43.6 Needed little or no preparation 25.2 29.7 Had a craving for it 28.1 27.4 Wanted something nutritious 7.4 27.9 Why Nuts? Taste, Convenience and Nutrition Type of Snack by "Motivations" % of Eatings Taste Convenience Nutrition

Snack Nuts: Afternoon Snack Type of Snack by "Snack Occasion" (All) % of Eatings Total Salty Snacks Total Nuts Between Breakfast and Lunch 8.8 13.6 Between Lunch and Dinner 30.3 36.8 After Dinner Dessert 7.9 9.8 Late Night Snack 15.8 16.9

Location of Snack Purchases Type of Snack by "Where Purchased" % of Eatings Total Nuts Total Salty Snacks Total Snacks Drug Store 5 1.6 2.4 Discount Store 4.5 2.7 2.7 Other Store or Other Location 6 4.7 4.8 Club or Warehouse Store 14.7 6.4 5.4 C-Store or Gas Station Mini-Mart 3 6.2 6.4 Mass Merchandiser 15.2 18.5 17.9 Supermarket or Grocery Store 35.5 41.1 42.6

Super Bowl Promotions

Super Bowl Promotions What has Diamond achieved with prior Super Bowl promotions? 2005 2006 Establish Emerald Nuts as a Brand Build brand awareness among snackers: 85% total awareness* Drive distribution and enable in-store merchandising leading to retail sales growth of +56% and +36% versus the previous year.** * Source: Hall & Partners - 3/'06 ** Source: IRI Food (Jan 30-Feb 5, 2005 & 2006)

Super Bowl Advertising Super Bowl XL Ad Coverage Report COVERAGE IMPACT Total print, online and broadcast coverage resulted in 175 Million Impressions By The Numbers Total print circulation: 26,461,167 Total online circulation: 79,624,601 Total broadcast viewers: 29,364,185 Total broadcast placements: 136 Total print placements: 62 Total number of executive briefings: 40 As of February 22, 2006*

Emerald 2007 Super Bowl Campaign

Emerald Nuts = Natural Energy Emerald A smarter way to snack Simple, natural, nutrient rich, sustaining, portable, fun The Audience Snacking is more than hunger; it relieves boredom and provides energy Consumers want to make better choices Insight Afternoon - most universal snack time is that long stretch Lunch has ebbed, blood sugar is low and dinner is miles away.

"The Boogeyman"

Pre Super Bowl: Online Banner Advertising

Pre Super Bowl: "Victim Testimonials"

Post Super Bowl: Mr. Goulet Arrives

Post Super Bowl: Commercial Link

Post Super Bowl: Don't Be GOULET-ED!

Post Super Bowl: GOULET - A - Friend

Post Super Bowl: Online Games

Post Super Bowl: 3pm Screen Saver

Super Bowl Retail Partner Promotions

Anheuser Busch Holiday 2006 Case Card Bud-Bowl 2007

Special Retail Promotions Budweiser Bowl

Special Retail Promotions Budweiser Bowl

Special Retail Promotions Budweiser Bowl

Special Retail Promotions Budweiser Bowl

Events: Super Bowl XLI PR TV Print On-Line

Consumer Support Calendar Diamond Foods 2006-2007 Consumer Support National Print Advertising *Subject to change National TV Advertising JAN FEB MAR AUG SEPT OCT Premium Sports Properties 3/17 - 319 Partnerships On-Line Diamondfoods.com 11/5 12/31 12/27 APR MAY JUNE JULY 4/1 - 10/1 National FSI Activity 11/12 1/14 NOV DEC 2/5 5/2007 9/2007

Diamond Foods, Inc.